UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JUNE 27, 2016

EPCYLON TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

34 King Street E, Suite 1010
Toronto, Ontario
Canada M5C 2X8
(Address of principal executive offices)

(416) 479-0880
(Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 8. OTHER EVENTS

ITEM 8.01 OTHER EVENTS

Effective on June 27, 2016, the Board of Directors of Epcylon Technologies Inc., a Nevada corporation (the “Company”), via written consent resolutions unanimously approved and authorized the filing of a Form 15 Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (”Form 15”). The Board of Directors determined that it is in the best interests of the Company and its shareholders to commence the process of voluntarily delisting as a public company whose shares trade on the OTC Pink Sheets market thus terminating the Company’s public reporting obligations under the Exchange Act (“Delisting”).

The Board of Directors considered a number of factors in its analysis of Delisting as follows: (i) the public reporting burdens are particularly acute for the Company considering its market capitalization and lack of revenues and little to no liquidity in the trading of its shares on the OTCQB marketplace; (ii) a substantial portion of the Company’s shareholders reside outside of the United States and face great difficulties in locating brokers to accept their share certificates for trading on the market; (iii) public company compliance costs have increased significantly over the past five years and the Company has been spending a greater proportion of its diminishing resources dealing with public company disclosures with no benefit in return to the Company; (iv) the Company has had difficulty in raising capital trading on the OTCQB; and (v) the Company has its principal place of business in Canada, its operations are located in Canada with little to no presence in the United States.

The Board of Directors acknowledged that the Company’s Exchange Act obligations can be triggered in any one of three ways: (i) under Section 12(b) if it has shares listed on a national securities exchange; (ii) under Section 12(g) based on having over 500 record holders of a class of securities and total assets exceeding $10,000,000; or (iii) under Section 15(d) by having a registration statement declared effective under the Securities Act of 1933, as amended. The Company does not meet any of the requirements above and it has been further determined that the Company has less than 300 holders of record of its common stock as defined in Rule 12g5-1 and is eligible to proceed with the Delisting by the filing of a Form 15 with the Securities and Exchange Commission.

Therefore, the Form 15 shall be filed subsequent to the filing of this Current Report on Form 8-K.

Asset Purchase Agreement

The Company previously entered into that certain asset purchase agreement dated May 2, 2016 (the “Asset Purchase Agreement”) with Bridgerock Technologies Inc., a private corporation organized under the laws of Canada (”Bridgerock”), pursuant to which the Company will sell and Bridgerock will purchase all the assets of the Company’s business in its entirety, which shall include two separate business units involving the Company’s technology (the “Technology”). As of the date of this Current Report, the terms and provisions of the Asset Purchase Agreement have changed and the agreement is being restructured. Once the Asset Purchase Agreement has been finalized, the Company will announce the revised terms and provisions of the Asset Purchase Agreement.

The Company fully intends on complying with Nevada statutory requirements regarding consummation of the Asset Purchase Agreement and will not be filing a definitive Information Statement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPCYLON TECHNOLOGIES, INC.
DATE: July 7, 2016
By: /s/ Kyle Appleby
Name: Kyle Appleby
Title: Chief Financial Officer